Exhibit 99.3 Reconciliation of Adjusted income from operations

	As reported Quarter Ended September 30, 2017	Adjustments	As adjusted Quarter Ended September 30, 2017	As reported Quarter Ended June 30, 2017	Adjustments	As adjusted Quarter Ended June 30, 2017	As reported Quarter Ended September 30, 2016	Adjustments	As adjusted Quarter Ended September 30, 2016

Net sales	$718.3		$718.3	$694.1		$694.1	$596.4		$596.4
Operating costs and expenses:
Cost of sales	479.3		479.3	485.7		485.7	442.6		442.6
Depreciation and amortization	31.1		31.1	29.6		29.6	29.6		29.6
Selling and administrative	49.2		49.2	47.0		47.0	47.0		47.0
(Gain) Loss on sale or impairment of long-lived assets, net	0.7	(0.7)	—	(3.1)	3.1	—	0.3	(0.3)	—
Other operating credits and charges, net	(0.9)	0.9	—	2.0	(2.0)	—	—	—	—
Total operating costs and expenses	559.4		559.6	561.2		562.3	519.5		519.2
Income from operations	158.9		158.7	132.9		131.8	76.9		77.2
Non-operating income (expense):
Interest expense, net of capitalized interest	(4.9)		(4.9)	(4.9)		(4.9)	(9.0)	1.0	(8.0)
Investment income	2.9		2.9	2.3		2.3	2.5		2.5
Other non-operating items	(0.6)		(0.6)	(1.5)		(1.5)	(0.5)		(0.5)
Total non-operating income (expense)	(2.6)		(2.6)	(4.1)		(4.1)	(7.0)		(6.0)
Income from continuing operations before taxes and equity in income of unconsolidated affiliates	156.3		156.1	128.8		127.7	56.7		71.2
Provision for income taxes	46.4	(46.4)	—	36.0	(36.0)	—	(7.5)	7.5	—
"Normalized" tax rate @ 35%	—	55.0	55.0	—	45.3	45.3	—	25.4	25.4
Equity in income of unconsolidated affiliates	(1.0)		(1.0)	(1.7)		(1.7)	(1.4)		(1.4)
Income from continuing operations	110.9		102.1	94.5		84.1	65.6		47.2
Loss from discontinued operations before taxes	(1.7)		(1.7)	—		—	—		—
Benefit for income taxes	(0.6)		(0.6)	—		—	—		—
Loss from discontinued operations	(1.1)		(1.1)	—		—	—		—
Net income	$109.8		$101.0	$94.5		$84.1	$65.6		$47.2

Net income per share of common stock (basic):
Income from continuing operations	$0.77		$0.71	$0.65		$0.58	$0.46		$0.33
Loss from discontinued operations	(0.01)		—	—		—	—		—
Net income per share - basic	$0.76		$0.71	$0.65		$0.58	$0.46		$0.33

Net income per share of common stock (diluted):
Income from continuing operations	$0.76		$0.70	$0.65		$0.58	$0.45		$0.32
Loss from discontinued operations	(0.01)		—	—		—	—		—
Net income per share - diluted	$0.75		$0.70	$0.65		$0.58	$0.45		$0.32

Average shares of stock outstanding - basic	144.5		144.5	144.5		144.5	143.7		143.7
Average shares of stock outstanding - diluted	146.5		146.5	146.2		146.2	145.4		145.4

	As reported Nine Months Ended September 30, 2017	Adjustments	As adjusted Nine Months Ended September 30, 2017	As reported Nine Months Ended September 30, 2016	Adjustments	As adjusted Nine Months Ended September 30, 2016

Net sales	$2,023.3		$2,023.3	$1,683.4		$1,683.4
Operating costs and expenses:
Cost of sales	1,420.1		1,420.1	1,301.2		1,301.2
Depreciation and amortization	91.3		91.3	86.0		86.0
Selling and administrative	144.8		144.8	135.8		135.8
(Gain) Loss on sale or impairment of long-lived assets, net	(1.8)	1.8	—	1.0	(1.0)	—
Other operating credits and charges, net	4.5	(4.5)	—	11.4	(11.4)	—
Total operating costs and expenses	1,658.9		1,656.2	1,535.4		1,523.0
Income from operations	364.4		367.1	148.0		160.4
Non-operating income (expense):
Interest expense, net of capitalized interest	(14.8)		(14.8)	(26.3)	2.5	(23.8)
Investment income	7.2		7.2	6.4		6.4
Other non-operating items	(2.4)		(2.4)	1.4		1.4
Total non-operating income (expense)	(10.0)		(10.0)	(31.7)		(16.0)
Income from continuing operations before taxes and equity in income of unconsolidated affiliates	354.4		357.1	116.3		144.4
Provision for income taxes	97.9	(97.9)	—	13.1	(13.1)	—
"Normalized" tax rate @ 35%	—	126.3	126.3	—	52.1	52.1
Equity in income of unconsolidated affiliates	(3.8)		(3.8)	(4.4)		(4.4)
Income from continuing operations	260.3		234.6	107.6		96.7
Loss from discontinued operations before taxes	(1.7)		(1.7)	—		—
Benefit for income taxes	(0.6)		(0.6)	—		—
Loss from discontinued operations	(1.1)		(1.1)	—		—
Net income	$259.2		$233.5	$107.6		$96.7

Net income per share of common stock (basic):
Income from continuing operations	$1.80		$1.62	$0.75		$0.67
Loss from discontinued operations	(0.01)		—	—		(0.32)
Net income per share - basic	$1.79		$1.62	$0.75		$0.35
Net income per share of common stock (diluted):
Income from continuing operations	$1.78		$1.60	$0.74		$0.67
Loss from discontinued operations	(0.01)		—	—		(0.33)
Net income per share - diluted	$1.77		$1.60	$0.74		$0.34

Average shares of stock outstanding - basic	144.4		144.4	143.3		143.3
Average shares of stock outstanding - diluted	146.3		146.3	145.2		145.2